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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 17, 1997

                         CENTURY FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


Pennsylvania                        0-17416                         25-1553790
(State or other jurisdiction      (Commission                    (IRS Employer
of incorporation)                 File Number)          Identification Number)


One Century Place, Rochester, Pennsylvania                               15074
(Address of principal executive offices)                            (ZIP Code)


Registrant's telephone number, including area code:  (412) 774-1872

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Item 5.  Other Events.
         ------------

Century Financial Corporation issued a press release on November 17, 1997, incorporated herein by reference. The Letter of Intent and Stock Option Agreement, both dated November 17, 1997, referenced in the press release are attached hereto as Exhibits 99.02 and 99.03, respectively.

Item 7. Exhibits.

Exhibit No.     Description                                 Reference
----------      -----------                                 ---------

  99.01         Press Release (November 17, 1997)           Filed herewith

  99.02         Letter of Intent dated November 17, 1997
                between Century Financial Corporation
                and Citizens Bancshares, Inc.               Filed herewith

  99.03         Stock Option Agreement dated
                November 17, 1997 between Century
                Financial Corporation and Citizens
                Bancshares, Inc.                            Filed herewith


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CENTURY FINANCIAL CORPORATION

Dated: November 24, 1997        By: /s/ Joseph N. Tosh, II
                                   -------------------------------------
                                   Joseph N. Tosh, II
                                   President and Chief Executive Officer


Dated: November 24, 1997        By: /s/ Donald A. Benziger
                                   -------------------------------------
                                   Donald A. Benziger
                                   Senior Vice President and Chief
                                    Financial Officer



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Exhibit Index
-------------

                                                           Sequential Page No.
Exhibit No.     Description                                   or Reference
----------      -----------                                     ---------
  99.01         Press Release (November 17, 1997)            Filed herewith

  99.02         Letter of Intent dated November 17, 1997
                between Century Financial Corporation
                and Citizens Bancshares, Inc.                Filed herewith

  99.03         Stock Option Agreement dated November 17,
                1997 between Century Financial Corporation
                and Citizens Bancshares, Inc.                Filed herewith